Exhibit 10.6

AMENDMENT NO. 4 TO
LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (“Amendment No. 4”) dated February 3, 2005 by and among AEP Industries, Inc. (“Borrower”), the parties from time to time to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”) and Congress Financial Corporation, a Delaware corporation, in its capacity as agent for Lenders (in such capacity, “Agent”).

W I T N E S S E T H

WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated November 20, 2001, by and among Agent, Lenders and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated December 9, 2001, Amendment No. 2, dated July 10, 2002 and Amendment No. 3, dated October 16, 2002 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the “Financing Agreements”); and

WHEREAS, Borrower has requested that Agent and Lenders agree to (a) increase the amount of Permitted Transactions under the Loan Agreement, and (b) increase advances from Agent to Borrower based on Real Property and Equipment under the Loan Agreement;

NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions.  The Loan Agreement is hereby amended to include, in addition and not in limitation, the term “Amendment No. 4” which shall mean Amendment No. 4 to Loan and Security Agreement by and among Borrower, Agent and Lenders, as it now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) Amendments to Definitions.

(i) The definition of “Equipment Availability” set forth in Section 1.34 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“1.34  ‘Equipment Availability’ shall mean, at any time,
$14,281,700 as reduced effective as of the first day of each month commencing March 1, 2005 by an amount equal to $238,028.33.”

(ii) The definition of “Maximum Credit” set forth in Section 1.69 of the Loan Agreement is hereby amended by deleting “$85,000,000” in such section and replacing it with “$100,000,000”.

(iii) The definition of “Real Property Availability” set forth in Section 1.89 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“1.89  ‘Real Property Availability’ shall mean $11,814,000
as reduced effective as of the first day of each month commencing
March 1, 2005 by an amount equal to $164,083.33.”

(c) Interpretation.  For purposes of this Amendment No. 4, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 4.

2. Permitted Transactions.  Each reference to the figure “$25,000,000” in each of Sections 9.9(e)(v), 9.9(f)(v), 9.10(g)(iii) and 9.11(c)(iv) of the Loan Agreement is hereby deleted and replaced with the following: “$50,000,000”.

3. New Equipment Loans.

(a) Borrower hereby confirms and agrees that as of the date of this Amendment No. 4, the aggregate principal amount outstanding for Loans made in respect of the New Equipment Availability is $1,194,000 (the “Existing New Equipment Loans”).  Upon the effective date of this Amendment No. 4, the Existing New Equipment Loans shall hereby be deemed to be included among and replaced by the Loans made pursuant to the Equipment Availability.

(b) The amendment and restatement of the New Equipment Loans as set forth in clause (a) of this section shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing the Obligations shall not in any manner be impaired, limited, terminated, waived or released.

4. Amendment Fee.  In addition to all other fees, charges, interest and expenses payable by Borrower to Agent under the Loan Agreement and the other Financing Agreements, Borrower shall pay to Agent, for the account of Lenders, an amendment fee in the amount of $50,000 which shall be fully earned, due and payable as of the date hereof and which may be charged directly to any loan account of Borrower maintained by Agent.

5. Representations and Warranties.  Borrower represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of any Loans by Agent (or Agent on behalf of Lenders) to Borrower:

(a) As of the date hereof and after giving effect to the consents provided for herein, no Default or Event of Default exists or has occurred and is continuing.

(b) This Amendment No. 4 and each other agreement or instrument to be executed and delivered by Borrower in connection herewith have been duly authorized, executed and delivered by all necessary action on the part of Borrower and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

6. Conditions Precedent.  The effectiveness of the consents contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received an executed original or executed original counterparts of this Amendment No. 4 (as the case may be), duly authorized, executed and delivered by Borrower;

(b) Agent shall have received such approvals of the Lenders to the terms of this Amendment No. 4 as may be required in the determination of Agent under the terms of the Loan Agreement; and

(c) Agent shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment No. 4 which Borrower is required to obtain from any other Person, and such consent, waiver or approval shall be in form and substance satisfactory to Agent.

7. Provisions of General Application.

(a) Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment No. 4 and the other Financing Agreements, the terms of this Amendment No. 4 shall control.  The Loan Agreement and this Amendment No. 4 shall be read and construed as one agreement.  Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or any Subsidiary of Borrower or to entitle Borrower or any Subsidiary of Borrower to any other consent.  The parties confirm and agree that Amendment No. 3 to Loan and Security Agreement shall be dated and effective as of October 16, 2002.

(b) Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

(c) Binding Effect.  This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(d) Counterparts.  This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of an executed counterpart of this Amendments No. 4 by telefacsimile shall have the same force and effect as delivery of an original manually executed counterpart of this Amendment No. 4.  Any party delivering any executed counterpart of this Amendment No. 4 by telefacsimile shall also deliver an original manually executed counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment No. 4 as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the date and year first above written.

CONGRESS FINANCIAL CORPORATION,
as Agent and as Lender

By:

Title:

AEP INDUSTRIES, INC.

By:

Title: